Divestitures	12 Months Ended
Dec. 31, 2014
Divestitures [Abstract]
Divestitures
NOTE 4. Divestitures

On May 1, 2014, the Company entered into a Master Purchase Agreement as amended (the “Purchase Agreement”) pursuant to which, Visteon will reorganize substantially all of its global Interiors business under a newly-formed holding company (the “Reorganization”) and will sell all of the equity of that holding company (the “Interiors Divestiture”) in exchange for the assumption of certain liabilities related to the Company's Interiors business and the payment of nominal cash consideration. Visteon agreed to contribute up to $95 million (the "Cash Contribution") to the Interiors business and the Purchase Agreement includes net working capital adjustments whereby the Cash Contribution will be effectively adjusted based on the actual net working capital levels as of the closing date. Visteon also agreed to support the buyer in establishing external credit facilities. To the extent that $90 million of external credit facilities are not available to the Interiors business by the date of closing, Visteon is required to provide a seller-backed revolving credit facility in the amount of any shortfall.

In connection with the Purchase Agreement the Company determined that assets and liabilities subject to the Interiors Divestiture met the "held for sale" criteria during the quarterly period ended June 30, 2014. As the fair value of the assets and liabilities subject to the Interiors Transaction was less than the carrying value, the long-lived assets were reduced to zero, which resulted in an impairment loss of $173 million, which was recorded during the three-months ended June 30, 2014. The Company recorded additional impairment losses of $15 million and $2 million during each of the three month periods ended September 30, 2014 and December 31, 2014, respectively, related to capital expenditures.

Master Interiors Closing

On November 1, 2014, the Company closed on the majority of the Interiors Divestiture (the "Master Closing") and made a cash payment of $123 million, which included the $95 million Cash Contribution and other adjustments primarily for working capital subject to final adjustments. On the Master Closing date, the Company also transferred its ownership in a consolidated Interiors joint venture located in South Korea to the buyer, including approximately $10 million of cash on hand. The Company recorded losses of $125 million during the three-months ended December 31, 2014 associated with the Master Closing, including the impact of the Cash Contribution.

The Company also provided a $56 million revolving credit facility in connection with the Master Closing, representing the shortfall to the targeted amount of $90 million in external financing. The seller-backed facility is expected to be reduced over the next several months as buyer credit facilities ramp up and the seller-backed facility can also be reduced if the buyer adds working capital facilities in Russia and Thailand. Draws under the seller-backed facility are only available to the extent buyer external credit facilities are fully drawn and any draws on the seller-backed facility must be repaid prior to amounts outstanding on any external credit facilities. The seller-backed facility has a maturity of three years, an interest rate of Libor plus 5% and a default rate of interest for any interest and/or principal payment defaults. As of December 31, 2014, there were no draws on this facility, and the amount available to the buyer under the facility was $56 million. As of July 31, 2015, this revolving credit facility to the buyer was reduced to $39 million as additional receivable financing became available to the buyer.

India Interiors Closing

On December 1, 2014, the Company completed the sale of its Interiors operations located in India (the "India Closing") and made additional cash payments totaling approximately $13 million. In connection with the India Closing, the Company recorded losses of $11 million during the three-months ended December 31, 2014.

Thailand Interiors Closing

On February 2, 2015, the Company completed the sale of its Interiors operations located in Thailand (the "Thailand Closing") and transferred $5 million of cash with the business. The Company expects to receive $5 million for the sale of Thailand assets no later than August 2, 2015 as the Company has met funding commitments associated with the Master Closing. In connection with the Thailand Closing, the Company recorded losses of $3 million during the three-months ended March 31, 2015. Assets and liabilities associated with the Thailand operation met the "held for sale" criteria at December 31, 2014 and were classified as "Current assets held for sale" or "Current liabilities held for sale" in the Consolidated Balance Sheets.

Argentina and Brazil Interiors Operations

Remaining entities subject to the Interiors Divestiture are located in Argentina and Brazil. These portions of the Interiors Divestiture are expected to close by the third quarter of 2015. These remaining transactions are subject to various conditions, including regulatory and antitrust approvals, receipt of other third party consents and approvals and other customary closing conditions, and may be subject to further cash impacts based on purchase price adjustments at the time of closing. The Company expects to record losses in connection with the Argentina and Brazil portions of the Interiors Divestiture in future periods upon closing, which are estimated to be approximately $20 million. Assets and liabilities associated with the Argentina and Brazil Interiors operations met the "held for sale" criteria at December 31, 2014 and were classified as "Current assets held for sale" or "Current liabilities held for sale" in the Consolidated Balance Sheets.

Other Interiors Operations not Subject to Interiors Divestiture

While the Interiors Divestiture represents the substantial majority of the Company's Interiors operations, entities located in South America and Europe that were previously reported within the Company's Interiors segment were excluded from the scope of the Interiors Divestiture and have been reclassified to the Other segment. In connection with the preparation of the December 31, 2014, financial statements, the Company determined that an indicator of impairment existed in relation to the long-lived assets of the European Other operation. Accordingly, the Company performed a recoverability test utilizing a probability weighted analysis of cash flows associated with continuing the operations and estimated cash flows associated with the potential sale of the operations. As a result of the analysis, the Company concluded that the assets were not recoverable. However, no impairment was recorded as of December 31, 2014, as the fair value of the underlying assets were determined to be in excess of the respective carrying value. To the extent that a sale transaction becomes more likely to occur in future periods an impairment charge may be required and such charge could be material. Additionally, due to certain liabilities and capital requirements of this remaining business, Visteon may be required to contribute cash to such business in connection with any disposition and such amounts could be material. As of December 31, 2014, the Company did not meet the specific criteria considered necessary for the European Interiors operations to be considered held for sale.

Climate Transaction

On June 9, 2015, Visteon completed the sale of all its shares in HVCC to the Purchasers. The Climate Transaction closed for approximately $3.4 billion, or KRW 52,000 per share, after adjusting for the 2014 dividend paid by HVCC to Visteon. The Company received net cash proceeds of approximately $2.7 billion and recognized a pre-tax gain of approximately $2.3 billion in connection with the the closing of the Climate Transaction in June, 2015.

In connection with the closing of the Climate Transaction, Visteon, HVCC and/or the Purchasers have entered into certain other agreements, including a transition agreement (pursuant to which the parties will provide certain transition services for a specified period following the closing), a remediation agreement (pursuant to which Visteon will provide certain IT services for a period of time), engineering and support agreements (pursuant to which the parties will support certain operations of the other following the closing), and a letter agreement (pursuant to which Visteon has agreed to purchase from HVCC certain electronics operations located in India). Assets and liabilities associated with the Climate Transaction met the "held for sale" criteria during the second quarter ended June 30, 2015 and were classified as such in the Consolidated Balance Sheets.